SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): April 1, 2003 (April 1, 2003)


                             LASERSIGHT INCORPORATED
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              Exact name of registrant as specified in its charter

                                    Delaware
                                   ----------
                  State or other jurisdiction of incorporation

               0-19671                                    65-027162
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        Commission File Number                         I.R.S. Employer
                                                      Identification No.


        3300 University Boulevard, Suite 140, Winter Park, Florida 32792
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                     Address of Principal Executive offices

       Registrant's telephone number, including area code: (407) 678-9900
                                                           --------------

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Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

        (a) Financial statements:

            None

        (b) Pro forma financial information:

            None

        (c) Exhibits:

            Exhibit 99    Press release dated April 1, 2003


Item 9.  Regulation FD Disclosure

LaserSight Incorporated issued a press release dated April 1, 2003 related to the Company's financial results for the three months and year ended December 31, 2003.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LaserSight Incorporated

Date:   April 1, 2003                  By: /s/ Michael R. Farris
                                          --------------------------
                                          Michael R. Farris
                                          Chief Executive Officer



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